EXHIBIT 10.1

Confidential – For Internal Use Only
Do Not Distribute Outside of Alliance Data Systems

ALLIANCE DATA SYSTEMS CORPORATION

2005 Incentive Compensation Plan

(As Amended and Restated Effective January 1, 2005)

Effective January 1 – December 31, 2005

Confidential – For Internal Use Only
Do Not Distribute Outside of Alliance Data Systems

Table of Contents

Plan Philosophy	3

Effective Date	3

Eligibility	3

Base Compensation Used in Calculating IC Payout	4

Determining IC Targets	4

IC Components	4

Standard Weightings Chart for IC Components	6

Determining Payment Calculations	7

Timing of Payment	7

Status Changes That May Affect IC Targets and Payouts	8

Other Terms and Conditions	9

Attachment A - Performance/Payout Table	A-1

Attachment B - Individual Expectations Performance/Payout Table	B-1

Effective January 1 – December 31, 2005	2

Confidential – For Internal Use Only
Do Not Distribute Outside of Alliance Data Systems

Plan Philosophy

The intent of the Alliance Data Systems Incentive Compensation (“IC”) Plan (“Plan”) is to:

•	Provide IC to round out an eligible associate’s total compensation package in order to attract and retain high performing associates;

•	Improve organizational performance by driving financial and individual performance and increasing Associate Satisfaction;

•	Improve the alignment between strategic imperatives and initiatives with the Alliance Scorecard; and

•	Provide an opportunity for associates to share in the success they help create.

Participation in this Plan reflects the importance of an associate’s position and the impact that the associate’s performance can have on the success of the Company.

Effective Date

The Plan Year is January 1, 2005 through December 31, 2005.

Eligibility

Subject to the provisions of this Plan, Associates are eligible to receive IC under this Plan if they are:

•	Employed by Alliance Data Systems Corporation or any of its subsidiaries (collectively, the “Company”) and are either (a) a member of the Alliance Senior Leadership Team, as defined by the title Director through Senior Vice President, or (b) in an Exempt position that is designated by the Senior Director of Corporate Compensation as IC eligible (currently jobs in pay grades 8-11, 21-23, 32-35, 94 and 95);

•	Employed or promoted into an IC eligible position by the Company before October 1, 2005;

•	On active status on the date of the award distribution or are eligible under the guidelines for retirement, disability or leave of absence; and

•	Designated by supervisor as having an Incentive Compensation target as a component of their overall pay package.

In the case of part-time associates in one of the specified pay grades listed above, they must be working a schedule equal to a minimum of 25 hours per week in order to be eligible for this IC Plan.

Associates are not eligible if they:

•	Do not meet the eligibility requirements listed above;

•	Are participating in a sales commission or other incentive plan, unless approved by the appropriate Executive Vice President of a Line of Business (“LOB”) or of a Business Support Group (“BSG”) and confirmed by the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation;

•	Are temporary or on-call associates or contractors;

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•	Are hired on or after October 1, 2005 or are promoted into an IC eligible pay grade on or after October 1, 2005; or

•	Are on a documented performance improvement plan as of the date of award distribution.

Being eligible for the IC Plan does not mean associates automatically participate in the program. The associate’s manager, with appropriate approvals, must specifically designate that incentive compensation is a component of the associate’s overall pay package.

Base Compensation Used in Calculating IC Payout

Annualized base pay as of October 1, 2005 will be used as part of the IC calculation. The IC target percentage(s) will be applied to October 1, 2005 base salary for purposes of calculating the dollar target amount.

Determining IC Targets

Each participant has an IC target. IC targets are determined by the participant’s manager using the guidelines established by the Senior Director of Corporate Compensation in the following table:

Grade Level	IC Target
(Senior Vice President) 3	35% or 40% or 45%
(Vice President) 4	25% or 30% or 35%
(Director/Senior Director) 5	15% or 20% or 25%
8-10, 21-23, 33-35 and 95	10% or 15%
11, 32 and 94	5% or 10%

IC targets are set in 5% increments. When determining the appropriate target, the following are considered:

•	The associate’s anticipated contribution to the organization’s success; and

•	Targeted total compensation package that is competitive with similar positions in the appropriate labor market or industry.

IC targets will be set at the beginning of the Plan year or at time of hire. If the IC target percentage changes, the manager will explain how the target will be prorated for payout purposes (if appropriate) and whether or not the performance expectations and weightings will change for the current Plan year.

IC Components

All performance goals should be established and communicated to the participant at the beginning of the Plan year or as soon as feasible after becoming a participant in the Plan. The degrees to which these performance goals are accomplished have an impact on the actual incentive earned from the Plan.

Alliance Revenue and EBITDA Targets: The Revenue and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) targets generally make up 25%-75% of a participant’s IC payment (see Standard

Effective January 1 – December 31, 2005	4

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Weightings Chart below). LOBs are not required to have an Alliance Revenue or EBITDA component if they utilize LOB Revenue and EBITDA targets.

LOB Revenue and EBITDA Targets: There are a number of financial measures that can be used to determine success for a particular area or individual. The appropriate Executive Vice President, along with the LOB Human Resources Executive and the Senior Director of Corporate Compensation will determine if sub-measures will be used for a particular LOB or a particular individual. However, it is intended that the Board of Directors approve the achievement of LOB Revenue and EBITDA for payout purposes.

Associate Satisfaction Index: The annual administration of the Associate Survey and the tracking of data (i.e., improvement expectations) are designed to motivate ongoing attention to issues that affect quality of client service, as well as the development and retention of associates. The Associate Satisfaction Index (“ASI”) is a component of the Associate Survey process. The ASI component is designed to recognize and incent critical non-financial organizational factors that contribute to sustainable business performance and provide a competitive advantage in recruiting, developing and retaining high performing associates. Targets are set at the beginning of each year along with a payout schedule.

Individual Expectations: Participants may have a portion of their IC payments based upon the achievement of individual expectations or team strategic imperatives (or action steps to accomplish the strategic imperatives) as determined between the participant and his or her manager. Achievement must fall into one of three (3) categories: accomplishments fall below expectations; fully meets and/or exceeds the requirements; or has achieved/contributed well beyond expectations. The percentage of payout will be 80%, 100% or 110% depending on the level of achievement. If performance/accomplishments fall below 80% achievement, no payout will be made for the Individual Expectation component.

Associate performance is defined as obtaining the needed results of the job and living the Company values. The associate’s manager will focus on the following factors to determine whether and to what extent the associate met his/her yearly goals for purposes of IC:

•	Results - To what extent were results at, above, or below expectations and/or standards?

•	Values - To what extent did the associate demonstrate/live the values?

Differentiation of performance is considered within three broad levels. Performance toward objectives and manager’s expectations within each category can be defined by meeting some or all of the specified characteristics below:

•	Accomplishments fall below expectations: associate completes 80 – 95% of individual objectives and expectations. Associate falls short of completing all of the objectives that are important to business strategy. Quality of work is less than expected and/or work falls short of productivity, financial or schedule expectations.

•	Fully meets and/or exceeds the requirements: associate completes up to 110% of objectives or at least 95% of objectives with extenuating circumstances. The associate’s completed objectives are closely tied to business strategy and success. The associate’s work is of sufficient quality and meets productivity, financial and schedule expectations.

Effective January 1 – December 31, 2005	5

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•	Achieved/contributed well beyond expectations: associate completes more objectives than committed to in all cases. Completed objectives are most important to business strategy. Work exceeds all quality requirements and performed more efficiently, cheaply and/or quickly than expected.

Less than 80% completion of individual objectives is below minimum level of performance and no IC payout will be made for the Individual Expectation component.

Standard Weightings Chart for IC Components

IC objectives are weighted to drive financial and individual performance and increase Associate Satisfaction. LOBs have the ability to use specific components that closely reflect Alliance Scorecard measurements. Standard weightings have been established, however, LOBs/BSGs may adjust the standard weightings and adjust the standard components to include measurable financial drivers, such as bad debt or specific client revenue goals, with review and approval by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation. All measures that deviate from the standard financial measures must be objective and quantifiable.

The participant’s grade/job level as of October 1, 2005 will be used to determine the overall weightings. The standard components and weightings are listed in the chart below. In certain cases, LOBs/BSGs may use discretion to determine the overall weightings with the approval of the associate’s supervisor and the LOB/BSGs Human Resources Executive.

Approved changes to the standard components and weightings should be communicated to associates as soon as feasible after the beginning of the plan year.

2005 IC Plan
Standard Components and Weightings

	Senior	Exempts with	All
	Leadership	Direct Supervisory	Other
	Team[1]	Responsibility	Exempts[2]

LOB

LOB EBITDA	50%	25%	25%

LOB Revenue	25%	25%	25%

Associate Satisfaction[3]	25%	25%	0%

Individual Expectations[4]	0%	25%	50%

BSG

Alliance EBITDA	50%	25%	25%

Alliance Revenue	25%	25%	25%

Associate Satisfaction[3]	25%	25%	0%

Individual Expectations[4]	0%	25%	50%

1 The LOB/BSG executive has some flexibility to establish targets that are important for the success of his or her respective area. The Individual Expectations weighting should not be used for SLT members unless it is used to drive financial performance. Any changes to the standard components, weightings or payout tables should be sent to the Senior Director of Corporate Compensation for approval by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive.

Effective January 1 – December 31, 2005	6

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2 The LOB/BSG has some flexibility in reassigning Revenue targets for those associates who fall into an all other eligible exempt category or in unique cases.

3 Some participants, such as National Account Managers (“NAMs”), may have more emphasis on client relationships than Associate Satisfaction. LOB/BSG executives can determine how they want to distribute the weightings for these positions.

4 Eligible exempt associates below the Director level should have Individual Expectations that support strategic imperatives ensuring the success of their LOB/BSG and the Company.

Determining Payment Calculations

Payment calculations are determined as provided below. With proper approval from the Senior Director of Corporate Compensation, the appropriate Executive Vice President, and the LOB Human Resources Executive, LOBs may provide for an alternate payout table for specific LOB measures except for LOB Revenue or EBTIDA. LOB Revenue and EBITDA must follow the table specified in Attachment B. A minimum of 100% achievement must be met for LOB Revenue and EBTIDA before any other measures will payout over 100%.

Attachment A: Performance/Payout Table for Revenue, EBITDA, Associate Satisfaction and other measures as approved.

     Identifies the relationship between level of performance and the percentage to be paid for the achievement of the Alliance Revenue & Alliance EBITDA, LOB Revenue & LOB EBITDA, and ASI. A minimum of 80% must be achieved for any payment to be received; performance of 120% or greater receives the maximum payment of 150%. Percentages are rounded to the nearer whole number.

     For BSGs, both the Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for ASI to be paid above 100% of target. For LOBs, both the LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for ASI and any LOB specific financial measures to be paid above 100% of target.

Attachment B: Performance/Payout Table for Individual Expectations

     Identifies the relationship between level of performance and the percentage to be paid for the achievement of Individual Expectations. A minimum of 80% accomplishment of standard objectives must be achieved for any payment to be received.

     For BSGs, both the Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target. For LOBs, both the LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target.

Timing of Payment

IC earned for the 2005 Plan year is paid in the first quarter of the following year. A participant must be actively employed on the date payment is made to receive his or her award. Any participant who is on an approved leave

Effective January 1 – December 31, 2005	7

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of absence or disability leave but is still on active status will receive his or her payment even if he or she is not actively at work on the date payment is made.

Status Changes That May Affect IC Targets and Payout

Status changes can affect the amount of incentive a participant receives. Status changes include:

•	Transfers;

•	New Hires;

•	IC Target Changes;

•	Leaves of Absence; and

•	Terminations.

Transfers: The LOB or BSG a participant is assigned to as of October 1, 2005 will be used to determine any payments dependent upon LOB/BSG level of performance (see Standard Weightings Chart). Year-end performance for the LOB/BSG will be used to calculate the incentive amount to be paid for this component. No prorating will be done for the amount of time spent in another LOB/BSG or in a different IC eligible grade over the Plan year without prior approval of the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation.

For the ASI component, leaders who have moved or transferred during the course of the year, and who could therefore have their compensation tied to different reporting groups, will be reviewed as follows:

•	Determine where the associate spent the most time during the action planning cycle;

•	Assess where the associate had the greatest opportunity to influence Associate Satisfaction; and

•	Before the end of December, the appropriate HR Executive will make a report recommendation to the Senior Director of Corporate Compensation, to be approved by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive.

New Hires: For associates hired between January 1 and September 30, 2005 into an IC eligible position, the base salary as of October 1, 2005 will be used to calculate the IC dollar target. The dollar target will be prorated as follows:

Hired Between These Dates	Prorated Amount
January 1 – March 31	100%
April 1 – June 30	75%
July 1 – September 30	50%
October 1 – December 31	No IC

For example, if an associate is hired on March 12, the IC dollar target will not be prorated. If an associate is hired on July 4, then the IC dollar target will be prorated by 50%.

IC Target Changes: For current Company associates, if there is a promotion or a grade level change during the Plan year but before October 1 which results in either (a) an associate becoming newly IC eligible or (b) a

Effective January 1 – December 31, 2005	8

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change in IC target, the IC target will be prorated according to the chart below depending on the associate’s IC eligible effective date. Note: changes in IC targets after October 1, 2005 will not be used to calculate IC payout for the 2005 Plan year.

IC Eligible Effective Date	Prorated Amount For
Between These Dates	Old/New IC % Target
January 1 – March 31	0% / 100%
April 1 – June 30	25% / 75%
July 1 – September 30	50% / 50%
October 1 – December 31	100% / 0%

The base salary as of October 1 will be used to calculate the dollar target, even if there is a corresponding change in base salary at the time of the promotion or IC target change. For example, a grade level change in April results in an IC target change from 5% to 10% and a base salary change from $35,000 to $40,000. The base salary on October 1 is $40,000, so that is the salary used in the calculation. The IC dollar target is then calculated using the following formula:

	10/01 Base	IC	Target	Prorate	Subtotal

Old	$40,000	5%	$2,000	25%	$500

New	$40,000	10%	$4,000	75%	$3,000

TOTAL					$3,500

The participant’s manager should communicate to the participant the new weightings of financial and Individual Expectations (if applicable).

Leaves of Absence: If a participant takes a leave of absence in excess of twelve (12) weeks, either paid or unpaid, during the Plan year, he or she will receive a prorated award. Leaves of absence under twelve (12) weeks are not prorated. For any part of a week that a participant is on a leave of absence over twelve (12) weeks, the IC payment will be prorated by one week. For instance, if a participant is on leave for 12 weeks and 2 days, he or she will receive 51/52nds of the normal IC payout. If a participant is on leave for 13 weeks and 2 days, then he or she will receive 50/52nds of the normal IC payout and so on.

Terminations: If a participant terminates his or her position voluntarily or involuntarily during the Plan year, he or she will not be eligible for an IC payment because he or she would not be on active status on the date of the award distribution. If a participant retires, becomes disabled or dies during the Plan year, he or she may be eligible for a prorated award at the discretion of the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation. In the event of death, any incentive award is made to the beneficiary named in the Company-paid life insurance program.

Other Terms and Conditions

•	All decisions by the Company will be final in the interpretation and administration of the Plan and shall lie within the Company’s sole and absolute discretion. Decisions shall be final, conclusive and binding on all parties concerned.

Effective January 1 – December 31, 2005	9

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•	This Plan does not constitute a contract for the participant’s continued employment with the Company. All Company associates are employed “at-will” which means either the Company or the associate may terminate the employment relationship at any time with or without cause.

•	Participant’s rights under the Plan may not be assigned or transferred in any way, except as otherwise set forth herein.

•	The Alliance Data Systems 2005 Incentive Compensation Plan may be amended, modified, suspended or terminated by the Company at any time, without prior consent by or prior notice to associates. The Company at its sole discretion may change objectives at any time without prior consent by or prior notice to associates.

•	The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make other segregation of assets to assure the payment of the amounts under the Plan. Rights to the payment of amounts under the Plan shall be no greater than the rights of the Company’s general creditors.

•	Texas state law governs the validity, construction, interpretation, administration and effect of the Plan and the substantive laws, but not the choice of law rules of the State of Texas, shall govern rights relating to the Plan.

•	Generally, all applicable employment and tax deductions plus 401(k) contribution deferrals will be withheld from the IC payout.

•	No associate has the right nor is guaranteed the right to participate in the Plan by virtue of being an associate or fulfilling any specific position with the Company. Selection for participation in the Plan is solely within the discretion of the Company. The Company may offer participation in the Plan to additional associates or terminate the participation of any participant in the Plan at any time during the Plan Year.

•	Revenues and earnings classified as “windfalls” or business losses may or may not be excluded in whole or in part from the calculation of Revenue and EBITDA at the discretion of the Company.

•	Notice to participate in the Plan shall not impair or limit the Company’s rights to transfer, promote or demote Plan participants to other jobs or to terminate their employment, nor shall it create any claim or right to receive any payment under the Plan or any right to be retained in the employ of the Company.

•	The Plan is established for the current fiscal year. There shall be no obligation on the part of the Company to continue the Plan in the same or modified form for any future years.

•	In the event that a participant has a dispute concerning the administration of this Plan, it shall first be submitted in writing to the Senior Director of Corporate Compensation. In the event that the Senior Director of Corporate Compensation does not provide a response satisfactory to the participant within 30 business days, the participant may submit the dispute in writing within five business days thereafter to the LOB/BSG Human Resources Executive, whose decision regarding the dispute shall be final and binding on each participant or person claiming under the Plan.

Effective January 1 – December 31, 2005	10

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•	The Plan is effective January 1, 2005, and supersedes and replaces all previous IC Plans. All such previous plans, unless earlier terminated, are terminated at midnight, December 31, 2004. If not renewed by the Company, this Plan will automatically terminate on December 31, 2005.

•	In the event an eligible associate’s performance falls below satisfactory standards during the Plan year, the associate may receive a reduced IC payment, at the discretion of the Company, regardless of the performance results of the Company, LOB, BSG or the ASI results (if applicable).

•	The Company, at its sole discretion, may adjust or modify the methodology for calculating IC payments, the eligibility for receiving IC payments, and the actual amount of IC payments. All adjustments or modifications must be approved by the CEO, the appropriate Executive Vice President, the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation.

Effective January 1 – December 31, 2005	11

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Attachment A

PERFORMANCE/PAYOUT TABLE
FOR REVENUE, EBITDA, ASSOCIATE SATISFACTION

	% of Objective(s)%
	Achieved*	Payout*

80% is the threshold for performance achievements to result in a payout. →	79% or less	0%

	80%	65%

	81%	67%

	82%	69%

	83%	70%

	84%	72%

	85%	74%

	86%	76%

	87%	77%

	88%	79%

	89%	81%

	90%	83%

	91%	84%

	92%	86%

	93%	88%

	94%	89%

	95%	91%

	96%	93%

	97%	95%

	98%	96%

	99%	98%

	100%	100%	ß100% is the target for performance achievements to receive 100% payout.

	101%	102.5%

	102%	105.0%

	103%	107.5%

	104%	110.0%

	105%	112.5%

	106%	115.0%

	107%	117.5%

	108%	120.0%

	109%	122.5%

	110%	125.0%

	111%	127.5%

	112%	130.0%

	113%	132.5%

	114%	135.0%

	115%	137.5%

	116%	140.0%

	117%	142.5%

	118%	145.0%

	119%	147.5%

	120% or greater	150.0%	ß150% is the maximum payout level.

For business support groups, both Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for ASI to be paid above 100% of target. For lines of business, both LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for ASI or any LOB specific measure to be paid above 100% of target.

Effective January 1 – December 31, 2005	A-1

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Do Not Distribute Outside of Alliance Data Systems

Attachment B

PERFORMANCE/PAYOUT TABLE
FOR INDIVIDUAL EXPECTATIONS

	% of Objective(s)%
	Achieved*	Payout*

	Below Minimum	0%

80% performance is the threshold for performance achievements to result in a payout. →	Accomplishments fall below expectations	80%

	Fully meets and/or exceeds the requirements	100%	ßFully meets and/or exceeds the requirements is the target for performance achievements to receive 100%

110% is the maximum payout level. →	Has achieved/contributed well beyond expectations	110%

For business support groups, both Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target. For lines of business, both LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target.

Effective January 1 – December 31, 2005	B-1

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ALLIANCE DATA SYSTEMS CORPORATION

2005 Incentive Compensation Plan for Retail and Alliance Consolidated

(As Amended and Restated Effective January 1, 2005)

Effective January 1 – December 31, 2005

Confidential – For Internal Use Only
Do Not Distribute Outside of Alliance Data Systems

Table of Contents

Plan Philosophy	3

Effective Date	3

Eligibility	3

Base Compensation Used in Calculating IC Payout	4

Determining IC Targets	4

IC Components	4

Standard Weightings Chart for IC Components	6

Determining Payment Calculations	7

Timing of Payment	8

Status Changes That May Affect IC Targets and Payouts	8

Other Terms and Conditions	10

Attachment A - Revenue and EBITDA Performance/Payout Table	A-1

Attachment B - Associate Satisfaction and LOB Specific Measures Performance/Payout Table	B-1

Attachment B - Individual Expectations Performance/Payout Table	C-1

Effective January 1 – December 31, 2005	2

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Do Not Distribute Outside of Alliance Data Systems

Plan Philosophy

The intent of the Alliance Data Systems Incentive Compensation (“IC”) Plan (“Plan”) is to:

•	Provide IC to round out an eligible associate’s total compensation package in order to attract and retain high performing associates;

•	Improve organizational performance by driving financial and individual performance and increasing Associate Satisfaction;

•	Improve the alignment between strategic imperatives and initiatives with the Alliance Scorecard; and

•	Provide an opportunity for associates to share in the success they help create.

Participation in this Plan reflects the importance of an associate’s position and the impact that the associate’s performance can have on the success of the Company.

Effective Date

The Plan Year is January 1, 2005 through December 31, 2005.

Eligibility

Subject to the provisions of this Plan, Associates are eligible to receive IC under this Plan if they are:

•	Employed by Alliance Data Systems Corporation or any of its subsidiaries (collectively, the “Company”) and are either (a) a member of the Alliance Senior Leadership Team, as defined by the title Director through Senior Vice President, or (b) in an Exempt position that is designated by the Senior Director of Corporate Compensation as IC eligible (currently jobs in pay grades 8-11, 21-23, 32-35, 94 and 95);

•	Employed or promoted into an IC eligible position by the Company before October 1, 2005;

•	On active status on the date of the award distribution or are eligible under the guidelines for retirement, disability or leave of absence; and

•	Designated by supervisor as having an Incentive Compensation target as a component of their overall pay package.

In the case of part-time associates in one of the specified pay grades listed above, they must be working a schedule equal to a minimum of 25 hours per week in order to be eligible for this IC Plan.

Associates are not eligible if they:

•	Do not meet the eligibility requirements listed above;

•	Are participating in a sales commission or other incentive plan, unless approved by the appropriate Executive Vice President of a Line of Business (“LOB”) or of a Business Support Group (“BSG”) and confirmed by the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation;

•	Are temporary or on-call associates or contractors;

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•	Are hired on or after October 1, 2005 or are promoted into an IC eligible pay grade on or after October 1, 2005; or

•	Are on a documented performance improvement plan as of the date of award distribution.

Being eligible for the IC Plan does not mean associates automatically participate in the program. The associate’s manager, with appropriate approvals, must specifically designate that incentive compensation is a component of the associate’s overall pay package.

Base Compensation Used in Calculating IC Payout

Annualized base pay as of October 1, 2005 will be used as part of the IC calculation. The IC target percentage(s) will be applied to October 1, 2005 base salary for purposes of calculating the dollar target amount.

Determining IC Targets

Each participant has an IC target. IC targets are determined by the participant’s manager using the guidelines established by the Senior Director of Corporate Compensation in the following table:

Grade Level	IC Target
(Senior Vice President) 3	35% or 40% or 45%
(Vice President) 4	25% or 30% or 35%
(Director/Senior Director) 5	15% or 20% or 25%
8-10, 21-23, 33-35 and 95	10% or 15%
11, 32 and 94	5% or 10%

IC targets are set in 5% increments. When determining the appropriate target, the following are considered:

•	The associate’s anticipated contribution to the organization’s success; and

•	Targeted total compensation package that is competitive with similar positions in the appropriate labor market or industry.

IC targets will be set at the beginning of the Plan year or at time of hire. If the IC target percentage changes, the manager will explain how the target will be prorated for payout purposes (if appropriate) and whether or not the performance expectations and weightings will change for the current Plan year.

IC Components

All performance goals should be established and communicated to the participant at the beginning of the Plan year or as soon as feasible after becoming a participant in the Plan. The degrees to which these performance goals are accomplished have an impact on the actual incentive earned from the Plan.

Alliance Revenue and EBITDA Targets: The Revenue and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) targets generally make up 25%-75% of a participant’s IC payment (see Standard

Effective January 1 – December 31, 2005	4

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Weightings Chart below). LOBs are not required to have an Alliance Revenue or EBITDA component if they utilize LOB Revenue and EBITDA targets.

LOB Revenue and EBITDA Targets: There are a number of financial measures that can be used to determine success for a particular area or individual. The appropriate Executive Vice President, along with the LOB Human Resources Executive and the Senior Director of Corporate Compensation will determine if sub-measures will be used for a particular LOB or a particular individual. However, it is intended that the Board of Directors approve the achievement of LOB Revenue and EBITDA for payout purposes.

Associate Satisfaction Index: The annual administration of the Associate Survey and the tracking of data (i.e., improvement expectations) are designed to motivate ongoing attention to issues that affect quality of client service, as well as the development and retention of associates. The Associate Satisfaction Index (“ASI”) is a component of the Associate Survey process. The ASI component is designed to recognize and incent critical non-financial organizational factors that contribute to sustainable business performance and provide a competitive advantage in recruiting, developing and retaining high performing associates. Targets are set at the beginning of each year along with a payout schedule.

Individual Expectations: Participants may have a portion of their IC payments based upon the achievement of individual expectations or team strategic imperatives (or action steps to accomplish the strategic imperatives) as determined between the participant and his or her manager. Achievement must fall into one of three (3) categories: accomplishments fall below expectations; fully meets and/or exceeds the requirements; or has achieved/contributed well beyond expectations. The percentage of payout will be 80%, 100% or 110% depending on the level of achievement. If performance/accomplishments fall below 80% achievement, no payout will be made for the Individual Expectation component.

Associate performance is defined as obtaining the needed results of the job and living the Company values. The associate’s manager will focus on the following factors to determine whether and to what extent the associate met his/her yearly goals for purposes of IC:

•	Results - To what extent were results at, above, or below expectations and/or standards?

•	Values - To what extent did the associate demonstrate/live the values?

Differentiation of performance is considered within three broad levels. Performance toward objectives and manager’s expectations within each category can be defined by meeting some or all of the specified characteristics below:

•	Accomplishments fall below expectations: associate completes 80 – 95% of individual objectives and expectations. Associate falls short of completing all of the objectives that are important to business strategy. Quality of work is less than expected and/or work falls short of productivity, financial or schedule expectations.

•	Fully meets and/or exceeds the requirements: associate completes up to 110% of objectives or at least 95% of objectives with extenuating circumstances. The associate’s completed objectives are closely tied to business strategy and success. The associate’s work is of sufficient quality and meets productivity, financial and schedule expectations.

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•	Achieved/contributed well beyond expectations: associate completes more objectives than committed to in all cases. Completed objectives are most important to business strategy. Work exceeds all quality requirements and performed more efficiently, cheaply and/or quickly than expected.

Less than 80% completion of individual objectives is below minimum level of performance and no IC payout will be made for the Individual Expectation component.

Standard Weightings Chart for IC Components

IC objectives are weighted to drive financial and individual performance and increase Associate Satisfaction. LOBs have the ability to use specific components that closely reflect Alliance Scorecard measurements. Standard weightings have been established, however, LOBs/BSGs may adjust the standard weightings and adjust the standard components to include measurable financial drivers, such as bad debt or specific client revenue goals, with review and approval by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation. All measures that deviate from the standard financial measures must be objective and quantifiable.

The participant’s grade/job level as of October 1, 2005 will be used to determine the overall weightings. The standard components and weightings are listed in the chart below. In certain cases, LOBs/BSGs may use discretion to determine the overall weightings with the approval of the associate’s supervisor and the LOB/BSGs Human Resources Executive.

Approved changes to the standard components and weightings should be communicated to associates as soon as feasible after the beginning of the plan year.

2005 IC Plan
Standard Components and Weightings

	Senior	Exempts with Direct	All
	Leadership	Supervisory	Other
	Team[1]	Responsibility	Exempts[2]
LOB
LOB EBITDA	50%	25%	25%
LOB Revenue	25%	25%	25%
Associate Satisfaction[3]	25%	25%	0%
Individual Expectations[4]	0%	25%	50%
BSG
Alliance EBITDA	50%	25%	25%
Alliance Revenue	25%	25%	25%
Associate Satisfaction[3]	25%	25%	0%
Individual Expectations[4]	0%	25%	50%

[1] The LOB/BSG executive has some flexibility to establish targets that are important for the success of his or her respective area. The Individual Expectations weighting should not be used for SLT members unless it is used to drive financial performance. Any changes to the standard components, weightings or payout tables should be sent to the Senior Director of Corporate Compensation for approval by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive.

Effective January 1 – December 31, 2005	6

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[2] The LOB/BSG has some flexibility in reassigning Revenue targets for those associates who fall into an all other eligible exempt category or in unique cases.

[3] Some participants, such as National Account Managers (“NAMs”), may have more emphasis on client relationships than Associate Satisfaction. LOB/BSG executives can determine how they want to distribute the weightings for these positions.

[4] Eligible exempt associates below the Director level should have Individual Expectations that support strategic imperatives ensuring the success of their LOB/BSG and the Company.

Determining Payment Calculations

Payment calculations are determined as provided below. With proper approval from the Senior Director of Corporate Compensation, the appropriate Executive Vice President, and the LOB Human Resources Executive, LOBs may provide for an alternate payout table for specific LOB measures except for LOB Revenue or EBTIDA. LOB Revenue and EBITDA must follow the table specified in Attachment B. A minimum of 100% achievement must be met for LOB Revenue and EBTIDA before any other measures will payout over 100%.

Attachment A: Performance/Payout Table for Revenue and EBITDA

     This table identifies the relationship between level of performance and the percentage to be paid for the achievement of the Alliance Revenue, Alliance EBITDA, LOB Revenue and LOB EBITDA. A minimum of 90% must be achieved for any payment to be received; performance of 110% or greater receives the maximum payment of 150%. Percentages are rounded to the nearer whole number.

Attachment B: Performance/Payout Table for Associate Satisfaction and other measures as approved

     This table identifies the relationship between level of performance and percentage to be paid for the achievement of associate satisfaction and any other LOB specific financial measures as approved. For BSGs, both the Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for ASI to be paid above 100% of target. For LOBs, both the LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for ASI and any LOB specific financial measures to be paid above 100% of target.

Attachment C: Performance/Payout Table for Individual Expectations

     This table identifies the relationship between level of performance and the percentage to be paid for the achievement of Individual Expectations. A minimum of 80% accomplishment of standard objectives must be achieved for any payment to be received.

     For BSGs, both the Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target. For LOBs, both the LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target.

Effective January 1 – December 31, 2005	7

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Timing of Payment

IC earned for the 2005 Plan year is paid in the first quarter of the following year. A participant must be actively employed on the date payment is made to receive his or her award. Any participant who is on an approved leave of absence or disability leave but is still on active status will receive his or her payment even if he or she is not actively at work on the date payment is made.

Status Changes That May Affect IC Targets and Payout

Status changes can affect the amount of incentive a participant receives. Status changes include:

•	Transfers;

•	New Hires;

•	IC Target Changes;

•	Leaves of Absence; and

•	Terminations.

Transfers: The LOB or BSG a participant is assigned to as of October 1, 2005 will be used to determine any payments dependent upon LOB/BSG level of performance (see Standard Weightings Chart). Year-end performance for the LOB/BSG will be used to calculate the incentive amount to be paid for this component. No prorating will be done for the amount of time spent in another LOB/BSG or in a different IC eligible grade over the Plan year without prior approval of the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation.

For the ASI component, leaders who have moved or transferred during the course of the year, and who could therefore have their compensation tied to different reporting groups, will be reviewed as follows:

•	Determine where the associate spent the most time during the action planning cycle;

•	Assess where the associate had the greatest opportunity to influence Associate Satisfaction; and

•	Before the end of December, the appropriate HR Executive will make a report recommendation to the Senior Director of Corporate Compensation, to be approved by the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive.

New Hires: For associates hired between January 1 and September 30, 2005 into an IC eligible position, the base salary as of October 1, 2005 will be used to calculate the IC dollar target. The dollar target will be prorated as follows:

Hired Between These Dates	Prorated Amount
January 1 – March 31	100%
April 1 – June 30	75%
July 1 – September 30	50%
October 1 – December 31	No IC

Effective January 1 – December 31, 2005	8

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For example, if an associate is hired on March 12, the IC dollar target will not be prorated. If an associate is hired on July 4, then the IC dollar target will be prorated by 50%.

IC Target Changes: For current Company associates, if there is a promotion or a grade level change during the Plan year but before October 1 which results in either (a) an associate becoming newly IC eligible or (b) a change in IC target, the IC target will be prorated according to the chart below depending on the associate’s IC eligible effective date. Note: changes in IC targets after October 1, 2005 will not be used to calculate IC payout for the 2005 Plan year.

IC Eligible Effective Date	Prorated Amount For
Between These Dates	Old/New IC % Target
January 1 – March 31	0% / 100%
April 1 – June 30	25% / 75%
July 1 – September 30	50% / 50%
October 1 – December 31	100% / 0%

The base salary as of October 1 will be used to calculate the dollar target, even if there is a corresponding change in base salary at the time of the promotion or IC target change. For example, a grade level change in April results in an IC target change from 5% to 10% and a base salary change from $35,000 to $40,000. The base salary on October 1 is $40,000, so that is the salary used in the calculation. The IC dollar target is then calculated using the following formula:

	10/01 Base	IC	Target	Prorate	Subtotal
Old	$40,000	5%	$2,000	25%	$500
New	$40,000	10%	$4,000	75%	$3,000
TOTAL					$3,500

The participant’s manager should communicate to the participant the new weightings of financial and Individual Expectations (if applicable).

Leaves of Absence: If a participant takes a leave of absence in excess of twelve (12) weeks, either paid or unpaid, during the Plan year, he or she will receive a prorated award. Leaves of absence under twelve (12) weeks are not prorated. For any part of a week that a participant is on a leave of absence over twelve (12) weeks, the IC payment will be prorated by one week. For instance, if a participant is on leave for 12 weeks and 2 days, he or she will receive 51/52nds of the normal IC payout. If a participant is on leave for 13 weeks and 2 days, then he or she will receive 50/52nds of the normal IC payout and so on.

Terminations: If a participant terminates his or her position voluntarily or involuntarily during the Plan year, he or she will not be eligible for an IC payment because he or she would not be on active status on the date of the award distribution. If a participant retires, becomes disabled or dies during the Plan year, he or she may be eligible for a prorated award at the discretion of the appropriate Executive Vice President, along with the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation. In the event of death, any incentive award is made to the beneficiary named in the Company-paid life insurance program.

Effective January 1 – December 31, 2005	9

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Other Terms and Conditions

•	All decisions by the Company will be final in the interpretation and administration of the Plan and shall lie within the Company’s sole and absolute discretion. Decisions shall be final, conclusive and binding on all parties concerned.

•	This Plan does not constitute a contract for the participant’s continued employment with the Company. All Company associates are employed “at-will” which means either the Company or the associate may terminate the employment relationship at any time with or without cause.

•	Participant’s rights under the Plan may not be assigned or transferred in any way, except as otherwise set forth herein.

•	The Alliance Data Systems 2005 Incentive Compensation Plan may be amended, modified, suspended or terminated by the Company at any time, without prior consent by or prior notice to associates. The Company at its sole discretion may change objectives at any time without prior consent by or prior notice to associates.

•	The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make other segregation of assets to assure the payment of the amounts under the Plan. Rights to the payment of amounts under the Plan shall be no greater than the rights of the Company’s general creditors.

•	Texas state law governs the validity, construction, interpretation, administration and effect of the Plan and the substantive laws, but not the choice of law rules of the State of Texas, shall govern rights relating to the Plan.

•	Generally, all applicable employment and tax deductions plus 401(k) contribution deferrals will be withheld from the IC payout.

•	No associate has the right nor is guaranteed the right to participate in the Plan by virtue of being an associate or fulfilling any specific position with the Company. Selection for participation in the Plan is solely within the discretion of the Company. The Company may offer participation in the Plan to additional associates or terminate the participation of any participant in the Plan at any time during the Plan Year.

•	Revenues and earnings classified as “windfalls” or business losses may or may not be excluded in whole or in part from the calculation of Revenue and EBITDA at the discretion of the Company.

•	Notice to participate in the Plan shall not impair or limit the Company’s rights to transfer, promote or demote Plan participants to other jobs or to terminate their employment, nor shall it create any claim or right to receive any payment under the Plan or any right to be retained in the employ of the Company.

•	The Plan is established for the current fiscal year. There shall be no obligation on the part of the Company to continue the Plan in the same or modified form for any future years.

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•	In the event that a participant has a dispute concerning the administration of this Plan, it shall first be submitted in writing to the Senior Director of Corporate Compensation. In the event that the Senior Director of Corporate Compensation does not provide a response satisfactory to the participant within 30 business days, the participant may submit the dispute in writing within five business days thereafter to the LOB/BSG Human Resources Executive, whose decision regarding the dispute shall be final and binding on each participant or person claiming under the Plan.

•	The Plan is effective January 1, 2005, and supersedes and replaces all previous IC Plans. All such previous plans, unless earlier terminated, are terminated at midnight, December 31, 2004. If not renewed by the Company, this Plan will automatically terminate on December 31, 2005.

•	In the event an eligible associate’s performance falls below satisfactory standards during the Plan year, the associate may receive a reduced IC payment, at the discretion of the Company, regardless of the performance results of the Company, LOB, BSG or the ASI results (if applicable).

•	The Company, at its sole discretion, may adjust or modify the methodology for calculating IC payments, the eligibility for receiving IC payments, and the actual amount of IC payments. All adjustments or modifications must be approved by the CEO, the appropriate Executive Vice President, the LOB/BSG Human Resources Executive and the Senior Director of Corporate Compensation.

Effective January 1 – December 31, 2005	11

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Attachment A

PERFORMANCE/PAYOUT TABLE
FOR REVENUE and EBITDA

	% of Objective(s)%
	Achieved*	Payout*

	89% or less	0%

90% is the threshold for performance achievements to result in a payout.→	90%	65%

	91%	68.5%

	92%	72%

	93%	75.5%

	94%	79%

	95%	82.5%

	96%	86%

	97%	89.5%

	98%	93%

	99%	96.5%

	100%	100%	ß 100% is the target for performance achievements to receive 100% payout.

	101%	105%

	102%	110%

	103%	115%

	104%	120%

	105%	125%

	106%	130%

	107%	135%

	108%	140%

	109%	145%

	110% or greater	150%	ß 150% is the maximum payout level.

Effective January 1 – December 31, 2005	A-1

Confidential – For Internal Use Only
Do Not Distribute Outside of Alliance Data Systems

Attachment B

PERFORMANCE/PAYOUT TABLE
FOR ASSOCIATE SATISFACTION and LOB SPECIFIC MEASURES

	% of Objective(s)%
	Achieved*	Payout*

80% is the threshold for performance achievements to result in a payout. →	79% or less	0%

	80%	65%

	81%	67%

	82%	69%

	83%	70%

	84%	72%

	85%	74%

	86%	76%

	87%	77%

	88%	79%

	89%	81%

	90%	83%

	91%	84%

	92%	86%

	93%	88%

	94%	89%

	95%	91%

	96%	93%

	97%	95%

	98%	96%

	99%	98%

	100%	100%	ß100% is the target for performance achievements to receive 100% payout.

	101%	102.5%

	102%	105.0%

	103%	107.5%

	104%	110.0%

	105%	112.5%

	106%	115.0%

	107%	117.5%

	108%	120.0%

	109%	122.5%

	110%	125.0%

	111%	127.5%

	112%	130.0%

	113%	132.5%

	114%	135.0%

	115%	137.5%

	116%	140.0%

	117%	142.5%

	118%	145.0%

	119%	147.5%

	120% or greater	150.0%	ß 150% is the maximum payout level.

For business support groups, both Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for ASI to be paid above 100% of target. For lines of business, both LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for ASI or any LOB specific measure to be paid above 100% of target.

Effective January 1 – December 31, 2005	B-1

Confidential – For Internal Use Only
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Attachment C

PERFORMANCE/PAYOUT TABLE
FOR INDIVIDUAL EXPECTATIONS

	% of Objective(s)%
	Achieved*	Payout*

	Below Minimum	0%

80% performance is the threshold for performance achievements to result in a payout.→	Accomplishments fall below expectations	80%

	Fully meets and/or exceeds the requirements	100%	ßFully meets and/or exceeds the requirements is the target for performance achievements to receive 100%

110% is the maximum payout level. →	Has achieved/contributed well beyond expectations	110%

For business support groups, both Alliance EBITDA and Alliance Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target. For lines of business, both LOB EBITDA and LOB Revenue targets must be achieved at 100% or greater in order for Individual Expectations to be paid above 100% of target.

Effective January 1 – December 31, 2005	C-1